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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

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                               AMENDMENT NO. 2
                                     ON
                                 FORM 8-K/A

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number 1-5674

      Date of Report (date of earliest event reported): APRIL 15, 2002


                            ANGELICA CORPORATION
           (Exact name of registrant as specified in its charter)


              MISSOURI                                  43-0905260
   (State or other jurisdiction of         (I.R.S. Employer Identification No.)
   incorporation or organization)

      424 SOUTH WOODS MILL ROAD
       CHESTERFIELD, MISSOURI                           63017-3406
(Address of principal executive offices)                (Zip Code)


                               (314) 854-3800
            (Registrant's telephone number, including area code)



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                              EXPLANATORY NOTE

                  This Amendment No. 2 to Current Report on Form 8-K/A is being filed by Angelica Corporation to include a revised letter from Arthur Andersen LLP.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           16.1     Letter, dated April 19, 2002, from
                                    Arthur Andersen LLP to Securities and
                                    Exchange Commission is filed herewith.




                                    *    *    *





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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 9, 2002

                               ANGELICA CORPORATION



                               By: /s/ T. M. Armstrong
                                  ---------------------------------------------
                                   T. M. Armstrong
                                   Senior Vice President-Finance and
                                   Administration and Chief Financial Officer






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                                EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

16.1 Letter, dated April 19, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission is filed herewith.